March 11, 2004

DREYFUS PREMIER FUTURE LEADERS FUND

Supplement to Prospectus Dated January 1, 2004

The following information supersedes any contrary information contained in, and should be read in conjunction with, the Fund’s Prospectus.

The fund intends to close to new investors after it reaches $400 million in total assets. Shareholders of the fund at that time may continue to buy shares in existing accounts. Shareholders whose accounts have a zero balance on or after the fund closes will be prohibited from reactivating the account or opening a new account. Investors who do not own shares of the fund at that time generally will not be allowed to buy shares of the fund, except that (i) new accounts may be established by participants in most group employer retirement plans (and their successor plans) if the fund had been established as an investment option under the plans before the fund closes; (ii) 401(k) plans that have not established the fund as an investment option will have six months following the fund close to do so; and (iii) new investments through discretionary wrap accounts approved by Dreyfus will be permitted. Financial institutions maintaining omnibus accounts with the fund will be prohibited from accepting purchase orders from new investors after the fund closes. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the fund has closed. The Board reserves the right to reopen the fund to new investors after the fund closes, should circumstances change.